                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Amendment No. 1


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported: DECEMBER 10, 1999


                             INSIGNIA SOLUTIONS PLC
             (Exact name of registrant as specified in this charter)


                                ENGLAND AND WALES
                 (State or Other Jurisdiction of Incorporation)



                    0-27012                        NOT APPLICABLE
         (Commission File Number)      (I.R.S. Employer Identification Number)



    41300 CHRISTY STREET, FREMONT, CALIFORNIA 94538 UNITED STATES OF AMERICA THE MERCURY CENTRE, WYCOMBE LANE, HIGH WYCOMBE, BUCKS HP10 0HH UNITED KINGDOM
               (Address of principal executive offices) (Zip Code)


                                 (510) 360-3700
                                (44) 1628-539500
              (Registrant's Telephone Numbers, Including Area Code)

ITEM 5.  OTHER EVENTS

         This Amendment No. 1 to Current Report on Form 8-K is filed to amend the disclosure under this item contained in Insignia's Form 8-K filed with the Commission on December 15, 1999.

         On December 9, 1999, Insignia Solutions closed a private placement under a Securities Purchase Agreement dated December 9, 1999 with Castle Creek Technology Partners LLC and a Securities Purchase Agreement of the same date with four other investors consisting of two members of the board of directors and two other individuals. These five investors purchased, at a per share price of $4.23, a total of 1,063,515 American Depositary Shares (ADSs), each representing one ordinary share, 20 pence par value per share. Insignia also issued warrants to the purchasers to purchase a total of 319,054 ADSs at a price of $5.29 per share. The warrants expire on December 9, 2004. In addition, Insignia issued to the purchasers warrants to purchase additional ADSs, at par value, if the market price of the ADSs on certain dates within the twelve months following the closing is lower than the market price of the ADSs on the date of the closing, which was December 9, 1999.

         Insignia has also agreed to register the ADSs, including the ADSs issuable upon exercise of the warrants, under the Securities Act of 1933 for resale by the purchasers. The Registration Rights Agreement entered into under the Securities Purchase Agreements provides that Insignia must file the registration statement with the Securities and Exchange Commission by no later than 30 days after the closing.

         A copy of each Securities Purchase Agreement, Warrant and Registration Rights Agreement was filed as an Exhibit to the Report filed on December 15, 1999. These documents are incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c) Exhibits. The following exhibits are filed herewith:


      EXHIBIT NO.                   DESCRIPTION OF EXHIBIT
         4.05*       Registration Rights Agreement dated as of December 9, 1999, between Insignia Solutions plc and Castle Creek Technology
                     Partners LLC.

         4.06*       ADSs Purchase Warrant issued to Castle Creek Technology
                     Partners LLC dated December 9, 1999.

         4.07*       ADSs Purchase Reset Warrant issued to Castle Creek
                     Technology Partners LLC dated December 9, 1999.

         4.08* Registration Rights Agreement dated as of December 9, 1999, between Insignia Solutions plc and the Purchasers named therein.

         4.09*       ADSs Purchase Warrant issued to the Purchasers dated
                     December 9, 1999.

         4.10* ADSs Purchase Reset Warrant issued to the Purchasers dated December 9, 1999.

        10.50* Securities Purchase Agreement dated as of December 9, 1999, between Insignia Solutions plc and Castle Creek Technology
                     Partners LLC.

        10.51* Securities Purchase Agreement dated as of December 9, 1999, between Insignia Solutions plc and the Purchasers named therein.

             * Filed with the Current Report on Form 8-K on December 15, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to Report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  January 10, 2000                 Insignia Solutions plc



                                                 By: /s/ STEPHEN M. AMBLER
                                                 -------------------------------
                                                 Stephen M. Ambler,
                                                 Senior Vice President and Chief
                                                 Financial Officer

                                INDEX TO EXHIBITS


      EXHIBIT NO.                    DESCRIPTION OF EXHIBIT
         4.05*       Registration Rights Agreement dated as of December 9, 1999, between Insignia Solutions plc and Castle Creek Technology
                     Partners LLC.

         4.06*       ADSs Purchase Warrant issued to Castle Creek Technology
                     Partners LLC dated December 9, 1999.

         4.07*       ADSs Purchase Reset Warrant issued to Castle Creek
                     Technology Partners LLC dated December 9, 1999.

         4.08* Registration Rights Agreement dated as of December 9, 1999, between Insignia Solutions plc and the Purchasers named therein.

         4.09*       ADSs Purchase Warrant issued to the Purchasers dated
                     December 9, 1999.

         4.10* ADSs Purchase Reset Warrant issued to the Purchasers dated December 9, 1999.

        10.50* Securities Purchase Agreement dated as of December 9, 1999, between Insignia Solutions plc and Castle Creek Technology
                     Partners LLC.

        10.51* Securities Purchase Agreement dated as of December 9, 1999, between Insignia Solutions plc and the Purchasers named therein.

             * Filed with the Current Report on Form 8-K on December 15, 1999.